----------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: April 10, 2001
                       (Date of earliest event reported)





                       HomeSide Global MBS Manager, Inc.
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                    333-53160                59-3689298
----------------------------       ----------------         -----------------
(State or Other Jurisdiction       (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)



   7301 Baymeadows Way
   Jacksonville, Florida                                        32256
 --------------------------                                     -----
   (Address of Principal                                      (Zip Code)
    Executive Offices)

         Registrant's telephone number, including area code:  (904) 281-3422
                                                              --------------

                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     (c)  Exhibits.

          Exhibit No.       Description
          -----------       -----------

          19.1 Investor Quarterly Report for HomeSide Mortgage Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the April 20, 2001 payment date issued pursuant to Section
                             14.1 and Section 14.7 of the Master Trust Deed among HomeSide Global MBS Manager, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMESIDE GLOBAL MBS MANAGER, INC.



                                        By: /s/ Michael K. Goeller
                                            ---------------------------------
                                            Name:   Michael K. Goeller
                                            Title:  Vice President




Dated:  April 16, 2001

                                 EXHIBIT INDEX

Exhibit No.                       Description                         Page No.
-----------                       -----------                         --------


19.1                Investor's Quarterly Report for HomeSide
                    Mortgage Securities Trust 2001-1, Mortgage
                    Backed Floating Rate Notes, Series 2001-1